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   SUPPLEMENT DATED AUGUST 1, 2013 TO YOUR ANNUAL PRODUCT INFORMATION NOTICE

REORGANIZATION

On or about August 1, 2013, shareholders will vote on the proposed reorganization of the following portfolios:

MERGING FUND                                                            ACQUIRING FUND
------------------------------------------------------------------------------------------------------
Morgan Stanley Select Dimensions Investment Series       The Universal Institutional Funds, Inc.
("Morgan Stanley Select Dimensions") -- Flexible Income  ("UIF") Core Plus Fixed Income Portfolio
Portfolio Class X                                        Class I
Morgan Stanley Select Dimensions -- Focus Growth         UIF Growth Portfolio Class I
Portfolio Class X
Morgan Stanley Select Dimensions -- Growth Portfolio     UIF Growth Portfolio Class I
Class X
Morgan Stanley Select Dimensions -- Multi Cap Growth     UIF Growth Portfolio Class I
Portfolio Class X

If the proposed reorganization is approved, substantially all the assets and liabilities of each Merging Fund will be transferred into the applicable Acquiring Fund in exchange for shares of the Acquiring Fund of the class described above. If approved by the shareholders, the reorganization is scheduled to take place at the open of business on or about September 9, 2013.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Accounts, including program trades, on or after the close of business on September 6, 2013. As a result of the reorganization, if any of your Policy Value is currently invested in the Merging Fund Sub-Accounts, that Policy Value will be merged into the Acquiring Fund Sub-Accounts. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Accounts, you may redirect that allocation to other Sub-Accounts available under your Policy. Effective as of the open of business on or about September 9, 2013, any transaction that includes an allocation to the Merging Fund Sub-Accounts will automatically be allocated to the Acquiring Fund Sub-Accounts.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Merging Fund Sub-Accounts, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Accounts.

In the event that the proposed reorganization is approved by shareholders, effective as of the open of business on or about September 9, 2013, all references and information related to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds.

FUND ADD

Effective on or about September 9, 2013, the UIF Growth Portfolio is added as an investment option under your Policy.

The following information is added to the table in "The Funds" section of the prospectus:

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY              INVESTMENT ADVISER/SUB-ADVISER
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THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 UIF Growth Portfolio -- Class I          Seeks long-term capital appreciation by   Morgan Stanley Investment Management Inc.
                                          investing primarily in growth-oriented
                                          equity securities of large
                                          capitalization companies

 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE ANNUAL PRODUCT INFORMATION NOTICE
                             FOR FUTURE REFERENCE.

HV-7611-13